                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire 03062

         We hereby consent to the incorporation by reference in the prospectus constituting a part of this Registration Statement of our report dated February 27, 2002 relating to the consolidated financial statements of Storage Computer Corporation appearing in the Company's annual report on Form 10-K for the year ended December 31, 2001.

                                                 BDO SEIDMAN, LLP

                                                 /s/ BDO Seidman LLP




Boston, Massachusetts
July 18, 2002